Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes
Income Taxes

14. Income Taxes

        For the years ended December 31, 2016, 2015 and 2014, the Company's provision for income taxes consisted of state income tax expense of none, none and $14,000, respectively. A reconciliation of the statutory U.S. federal rate to the Company's effective tax rate is as follows (in thousands):

	Year Ended December 31,
	2016	2015	2014
Tax at federal statutory rate	$(19,077)	$(16,905)	$(10,863)
State taxes, net of federal benefit	—	—	14
Permanent differences	1,023	1,722	730
Change in valuation allowance	18,321	15,250	10,316
Research credits	(245)	(218)	(219)
Other	(22)	151	36

Provision for taxes	$—	$—	$14

        Significant components of the Company's net deferred tax assets as of December 31, 2016 and 2015 consist of the following (in thousands):

	As of December 31,
	2016	2015
Deferred tax assets:
Federal, state, and foreign net operating losses	$82,353	$64,739
Research and other credits	2,953	2,521
Fixed assets	623	215
Interest	581	899
Accruals and other	4,906	2,810

Total deferred tax assets	91,416	71,184
Less: Valuation allowance	(91,416)	(71,184)

Net deferred tax assets	$—	$—

        The valuation allowance increased by $20,232,000, 15,076,000 and $12,193,000 during the years ended December 31, 2016, 2015 and 2014, respectively.

        As of December 31, 2016, the Company had federal net operating loss carryforwards of approximately $219,087,000, which begin to expire in 2027, and state net operating loss carryforwards of approximately $161,812,000, which begin to expire in 2017.

        As of December 31, 2016, the Company had federal research and development credit carryforwards of approximately $2,469,000, which expire in the years 2027 through 2035, and state research and development credit carryforwards of approximately $2,651,000. The state research and development credit can be carried forward indefinitely.

        Federal and state tax laws impose substantial restrictions on the utilization of the net operating loss, and credit carryforwards in the event of an ownership change as defined in Section 382 of the Internal Revenue Code. Accordingly, the Company's ability to utilize these carryforwards may be limited as a result of such ownership change. Such a limitation could result in the expiration of carryforwards before they are utilized.

        The Company had unrecognized tax benefits of approximately $1,536,000 and $3,902,000, as of December 31, 2016 and 2015, of which $1,266,000 and $2,792,000, respectively, would affect the effective tax rate if recognized, before consideration of the valuation allowance.

        A reconciliation of the unrecognized tax benefits from January 1, 2014 through December 31, 2016 is as follows (in thousands):

	As of December 31,
	2016	2015	2014
Balance at beginning of year	$3,902	$1,121	$919
Increase/decrease based on the tax positions in the current year	(2,593)	2,593	202
Additions for tax positions of prior years	227	188	—

Balance at end of year	$1,536	$3,902	$1,121

        The Company does not expect a significant change to its unrecognized tax benefits over the next twelve months. The unrecognized tax benefits may increase or change during the next twelve months for items that arise in the ordinary course of business. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the nation. The Company is not currently under audit by the Internal Revenue Service or other similar state and local authorities. All tax years remain open to examination by major taxing jurisdictions to which the Company is subject.